                                                                    Exhibit 10.4


                                 ADDENDUM NO. 1
                                 --------------
                      TO AMENDED AND RESTATED GROUND LEASE
                      ------------------------------------


         THIS ADDENDUM NO. I TO AMENDED AND RESTATED GROUND LEASE (this "ADDENDUM") is made as of the 29th day of October, 1996, by and between THE IRVINE COMPANY, a Michigan corporation, dba Irvine Land Management ("LANDLORD") and HINES HORTICULTURE, INC., a California corporation ("TENANT").

                                 R E C I T A L S


         A. Landlord and Tenant are parties to that certain Amended and Restated Ground Lease dated September 1, 1996 (the "LEASE").

         B. At the time of execution of the Lease, the parties were unable to agree on a metes and bounds legal description of the leased premises and elected, as indicated in EXHIBIT A to the Lease, to rely on a plot thereof (attached to the Lease as EXHIBIT B) until a legal description could be prepared.

         C. Landlord and Tenant have agreed on such legal description and desire to substitute a revised EXHIBIT A to the Lease.

                                A G R E E M E N T


         NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. NEW EXHIBITS A, B AND C. EXHIBIT A, including Attachment I thereto, EXHIBIT B and EXHIBIT C attached to the Lease are deleted in their entirety and EXHIBIT A, EXHIBIT B and EXHIBIT C attached hereto are substituted in lieu thereof. References in the Lease to EXHIBIT A, EXHIBIT B or EXHIBIT C shall be deemed to be references to, respectively, EXHIBIT A, EXHIBIT B or EXHIBIT C attached hereto.

         2. EASEMENTS.

                  2.1 RESERVATION OF EASEMENTS. Subject to Sections 2.2, 2.3 and
2.4 below, Landlord reserves from the leased premises, unto itself and its successors and assigns, together with the right to grant and transfer all or a portion of the same, the following easements:

                           (a) ROADWAY EASEMENTS. An easement for ingress and
egress purposes and for the construction, maintenance, replacement and operation of utilities, over all roadways existing on the leased premises.

                           (b) WATER LINES. An easement for the maintenance,
replacement and operation of water lines and all appurtenances over and along all those strips of land (generally 10 feet in width) upon which existing water lines are located, together with reasonable access thereto.

                           (c) ELECTRIC OR COMMUNICATION POLE LINES. An easement
for the maintenance, replacement and operation of electric or communication pole lines and all appurtenances over and along all those strips of land (generally 10 feet in width) upon which existing electric and/or communication pole lines are located, together with reasonable access thereto.

                           (d) DRAINAGE CHANNELS. An easement for the
maintenance, replacement and use of all existing drainage channels or courses that serve or accept drainage from off the leased premises, as it exists from time to time, and transport such drainage offsite. This easement is in addition to and not by way of limitation of the easement over the Drainage Easement Area granted to Landlord under Section 7.2 of the Lease (and said Section 7.2 shall govern and control as to any drainage easement over the Drainage Easement Area).

                  2.2 RESERVATION APPLICABLE TO NEW AREAS. If and to the extent any additional property is added to the leased premises, the reservations in
Section 2.1 shall apply to all roadways (including utilities in or on the roadways), water lines, electric and communication pole lines and drainage channels existing on such additional land as of the date such land is added to the leased premises.

                  2.3 TENANT'S RIGHT TO RELOCATE ROADWAYS. Except regarding those roadways which are improved with any utility facilities benefiting Landlord or its successors or assigns, Tenant shall have the right to relocate and modify such roadways at Tenant's expense so long as reasonable alternate access is provided as compared with that access as existed prior to the relocation or modification.

                  2.4 NOTICE. Except in the event of an emergency, Landlord shall use reasonable efforts to provide notice to Tenant of Landlord's intended entrance upon the leased premises pursuant to the foregoing easements.

         3. CONTINUED EFFECT. Except as specifically modified herein, the Lease shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. I to Amended and Restated Ground Lease, as of the day and year first above written.

"LANDLORD"                                             "TENANT"

THE IRVINE COMPANY,                                    HINES HORTICULTURE, INC.,
a Michigan corporation                                 a California corporation

By:  /S/  CHICK C. WILLETTE                            By:  /S/  ILLEGIBLE
     ------------------------------------------             --------------------
         Chick C. Willette,
                                                       Title:  VICE PRESIDENT
         President, Irvine Land Management,                    -----------------
         a division of The Irvine Company


By:  /S/  PETER CHANGALA
     ------------------------------------------
         Peter Changala, Assistant Secretary,
         The Irvine Company